Securities, 424I - Securities, 424I: 1	Apr. 16, 2025 USD ($)
Securities, 424I Table
Security Class Title	VanEck Merk Gold Shares
Aggregate Sales Price	$ 22,109,233.92
Aggregate Redeemed or Repurchased, FY	218,733.91
Aggregate Redeemed or Repurchased, Prior FY	0.00
Redemption Credits	0.00
Net Sales	$ 21,890,500.01
Fee Rate	0.01531%
Amount of Registration Fee	$ 3,351.44